Exhibit 10.6.5

FOURTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of April 1, 2013, is entered into by and between Xtera Communications, Inc., a Delaware corporation (“Xtera” or “Borrower”) and Horizon Technology Finance Corporation, a Delaware corporation (“Lender”).

RECITALS

A. Xtera and Lender are parties to a certain Venture Loan and Security Agreement dated as of May 10, 2011, as amended from time to time (as amended, the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Xtera as evidenced by (1) a certain Secured Promissory Note (Loan A) executed by Xtera in favor of Lender, dated as of May 10, 2011, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan A Note”) and (2) a certain Secured Promissory Note (Loan B) executed by Xtera in favor of Lender, dated as of December 27, 2011, in the original principal amount of Two Million Dollars ($2,000,000) (the “Loan B Note” and together with the Loan A Note, the “Notes”), and (ii) been granted a security interest in all assets of Xtera, including Intellectual Property (as defined in the Loan Agreement).

B. Xtera has now requested that Lender amend the Loan Agreement to revise the repayment schedule with respect to the Notes.

C. Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Co-Borrowers and Lender hereby agree as follows:

1.	Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.	Amendments to Loan Agreement.

(a)	Borrower and Lender hereby agree that the following definition of “Loan A Maturity Date” is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

““Loan A Maturity Date” means March 1, 2015, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan A following an Event of Default or the date of prepayment, whichever is applicable.”

(b)	Borrower and Lender hereby agree that the following definition of “Loan B Maturity Date” is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

““Loan B Maturity Date” means October 1, 2015, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan B following an Event of Default or the date of prepayment, whichever is applicable.”

(c)	Borrower and Lender hereby agree that the definition of “Maturity Date” in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced by the following:

““Maturity Date” means, as applicable, the Loan A Maturity Date or the Loan B Maturity Date.”

(d)	Borrower and Lender hereby agree that Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Scheduled Payments. Borrower shall make payment on the outstanding principal amount of Loan A and Loan B as set forth in the Notes evidencing Loan A and Loan B (the “Scheduled Payments”). Borrower shall make such Scheduled Payments in the amounts and on the dates set forth in each Note (each a “Payment Date”) through the Maturity Date applicable to such Loan. In any event, all unpaid principal on Loan A, accrued interest on the unpaid principal balance of Loan A and the Loan A Final Payment shall be due and payable in full on the Loan A Maturity Date and all unpaid principal on Loan B, accrued interest on the unpaid principal balance of Loan B and the Loan B Final Payment shall be due and payable in full on the Loan B Maturity Date.

(e)	Borrower and Lender hereby agree that Section 2.3(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Optional Prepayment. Upon ten (10) Business Days’ prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of the Loans in full by paying to Lender an amount equal to (i) all accrued and unpaid Scheduled Payments with respect to the Loans due prior to the date of prepayment; (ii) any accrued and unpaid interest on the outstanding principal amount of the Loans, (iii) an amount equal to (A) if the Loans are prepaid within eighteen (18) months from the Funding Date, four (4%) percent of the then outstanding principal balance of the Loans, (B) if the Loans are prepaid more than eighteen (18) months from the Funding Date but less than thirty (30) months from the Funding Date, three (3%) percent of the then outstanding principal balance of the Loans, or (C) if the Loans are prepaid more than thirty (30) months from the Funding Date but prior to the Maturity Date, one (1%) percent of the then outstanding principal balance of the Loans, (iv) the outstanding principal balance of the Loans, and (iv) all other sums, if any, that shall have become due and payable hereunder. Except as set forth in this Section 2.3, the Loans may not be prepaid.”

(f)	Borrower and Lender hereby agree that the following language is added to the Loan Agreement as Section 2.6(g).

“Loan A Final Payment. Borrower shall pay to Lender a payment in the amount of Six Hundred Thirty-One Thousand Eight Hundred and 50/100 Dollars ($631,800.50) (the “Loan A Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan A, (ii) an Event of Default and demand by Lender of payment in full of Loan A or (iii) on the Loan A Maturity Date, as applicable.”

(g)	Borrower and Lender hereby agree that the following language is added to the Loan Agreement as Section 2.6(h).

“Loan B Final Payment. Borrower shall pay to Lender a payment in the amount of One Hundred Eighteen Thousand One Hundred Ninety-Nine and 26/100 Dollars ($118,199.26) (the “Loan B Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan B, (ii) an Event of Default and demand by Lender of payment in full of Loan B or (iii) on the Loan B Maturity Date, as applicable.”

3.	Amendment to Notes. The Notes are hereby amended and restated in their entirety as set forth in Exhibit A and Exhibit B attached hereto and made a part hereof (the “Amended and Restated Notes”).

4.	Conditions to Effectiveness. Lender’s consent and agreement contained herein is expressly conditioned on the following:

(a)	Borrower executing and delivering to Lender an executed copy of this Agreement;

(b)	Borrower executing and delivering to Lender the Amended and Restated Notes;

(c)	Lender receiving evidence reasonably satisfactory to Lender that Borrower’s investors will continue to support Borrower through the sale of Borrower; and

(d)	Borrower reimbursing Lender for its legal fees incurred in connection with the drafting and negotiation of this Agreement in the sum of Five Thousand Dollars ($5,000).

5.	Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as expressly amended herein, the Loan Agreement remains in full force and effect.

6.	Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

8.	Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

9.	Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and all prior agreements, correspondence and communications.

[Remainder of page intentionally blank. Signature page follows]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER: XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

LENDER: HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

EXHIBIT A

Amended and Restated Promissory Notes

(See attached)

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan A)

$10,000,000.00	Originally Dated: May 10, 2011
Amended and Restated as of: April 1, 2013

FOR VALUE RECEIVED, the undersigned, XTERA COMMUNICATIONS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Lender”) the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Loan A made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. This Note replaces and supersedes, in its entirety, that certain Secured Promissory Note (Loan A) issued by Borrower to Lender on May 10, 2011 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 11.50% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Commencing July 1, 2011, through and including June 1, 2012, on the first day of each month (each an “Initial Interest Payment Date”) Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Ninety-Five Thousand Eight Hundred Thirty-Three and 33/100 Dollars ($95,833.33). Commencing on July 1, 2012, and continuing on the first day of each month thereafter through March 1, 2013 (each an “Initial Principal and Interest Payment Date”), Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Three Hundred Eighty-Five Thousand One Hundred Twenty-Six and 65/100 Dollars ($385,126.65). Commencing on April 1, 2013, through and including June 1, 2013 on the first day of each month (each a “Subsequent Interest Payment Date”), Borrower shall make a payment of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixty-Nine Thousand Nine Hundred Three and 61/100 Dollars ($69,903.61). Commencing on July 1, 2013, through and including September 1, 2013 on the first day of each month (each a “Partial, Principal and Interest Payment Date”), Borrower shall make payments of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Two Hundred Twenty-Seven Thousand Five Hundred Fifteen and 13/100 Dollars ($227,515.13). Commencing on October 1, 2013, and continuing on the first day of each month thereafter (each a “Subsequent Principal and Interest Payment Date”, and together with the Initial Interest Payment Dates, the Initial Principal and Interest Payment Dates, the Subsequent Interest Payment Dates and the Partial Principal and Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender eighteen (18) equal payments of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Four Hundred Fourteen Thousand One Hundred Twenty-Seven and 52/100 Dollars ($414,127.52). On March 1, 2015, or the earlier repayment in full of the

Loan, Borrower shall make a payment of Six Hundred Thirty-One Thousand Eight Hundred and 50/100 Dollars ($631,800.50) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on March 1, 2015.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated May 10, 2011 by and between Borrower and Lender (as amended, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan

Name: Paul J. Colan

Title: Chief Financial Officer

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AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan B)

$2,000,000.00	Originally Dated: December 27, 2011
Amended and Restated as of: April 1, 2013

FOR VALUE RECEIVED, the undersigned, XTERA COMMUNICATIONS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Lender”) the principal amount of Two Million and 00/100 Dollars ($2,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Loan B made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. This Note replaces and supersedes, in its entirety, that certain Secured Promissory Note (Loan B) issued by Borrower to Lender on December 27, 2011 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 11.50% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Commencing February 1, 2012, through and including January 1, 2013, on the first day of each month (each an “Initial Interest Payment Date”) Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Nineteen Thousand One Hundred Sixty-Six and 67/100 Dollars ($19,166.67). On February 1, 2013 and March 1, 2013 (each an “Initial Principal and Interest Payment Date”), Borrower shall make to Lender equal payments of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Seventy-Seven Thousand Twenty-Five and 33/100 Dollars ($77,025.33). Commencing on April 1, 2013, through and including June 1, 2013 on the first day of each month (each a “Subsequent Interest Payment Date”), Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Eighteen Thousand Fifty-Two and 40/100 Dollars ($18,052.40). Commencing on July 1, 2013, through and including September 1, 2013 on the first day of each month (each a “Partial Principal and Interest Payment Date”), Borrower shall make payments of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Forty-Seven Thousand Five Hundred Thirty-Eight and 86/100 Dollars ($47,538.86). Commencing on October 1, 2013, and continuing on the first day of each month thereafter (each a “Subsequent Principal and Interest Payment Date”, and together with the Initial Interest Payment Dates, the Initial Principal and Interest Payment Dates, the Subsequent Interest Payment Dates and the Partial Principal and Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender twenty-five (25) equal payments of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Eighty-One Thousand Fifty-Nine and 75/100 Dollars ($81,059.75). On October 1, 2015, or the earlier repayment in full of the Loan, Borrower shall make a payment of One Hundred Eighteen Thousand One Hundred Ninety-Nine and 26/100 Dollars ($118,199.26) to Lender (the

“Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on October 1, 2015.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated May 10, 2011 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan

Name: Paul J. Colan

Title: Chief Financial Officer

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